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AN INTRODUCTION TO BEAUTYHEALTH

June 2022


hydrafacial

DISCLAIMER

This Presentation contains certain forward-looking statements. These statements may relate to, but are not limited to, expectations of future operating results or financial performance of The Beauty Health Company (the "Company"), the calculation of certain key financial and operating metrics, capital expenditures, the introduction of new products, expansion into new markets, projections of market opportunity, and the ability to execute certain strategic initiatives. Some of the forward-looking statements can be identified by the use of forward-looking words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. These are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Presentation, and may include, without limitation, changes in general economic conditions as a result of COVID-19, all of which are subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute the Company's judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions we believe to be reasonable, there is no assurance that the expected results will be achieved. Many factors could adversely affect our business and financial performance. We discussed a number of material risks in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2022 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Description of Non-GAAP Financial Measures

In addition to results determined in accordance with accounting principles generally accepted in the United States of America (GAAP), management utilizes certain non-GAAP financial measures such as adjusted gross margin, adjusted EBITDA, adjusted EBITDA margin, and Adjusted Net Income (Loss) for purposes of evaluating ongoing operations and for internal planning and forecasting purposes. We believe these non-GAAP financial measures, when reviewed collectively with our GAAP financial information, provide useful supplemental information to investors in assessing our operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to non-recurring, unusual items.

Management uses adjusted gross margin to measure profitability and the ability to scale and leverage the costs of Delivery Systems and Consumables. The continued growth of Delivery Systems is expected to improve adjusted gross margin, as additional Delivery Systems sold will increase our recurring Consumables net sales, which has higher margins. Management believes adjusted gross profit and adjusted gross margin are useful measures to the Company and its investors to assist in evaluating operating performance because they provide consistency and direct comparability with past financial performance and between fiscal periods, as the metrics eliminate the effects of amortization and depreciation, which are non-cash expenses that may fluctuate for reasons unrelated to overall continuing operating performance. Adjusted gross margin has been and will continue to be impacted by a variety of factors, including the product mix, geographic mix, direct vs. indirect mix, the average selling price on Delivery Systems, and new product launches. Management expects adjusted gross margin to fluctuate over time depending on the factors described above.

Management uses adjusted EBITDA and adjusted EBITDA margin to facilitate internal comparisons of historical operating performance on a more consistent basis and uses these measures for business planning purposes. Management also believes this information will be useful for investors to facilitate comparisons of operating performance and better identify trends in the business. Management expects adjusted EBITDA margin to increase over the long-term, as the Company continues to scale and achieve greater operating leverage. The Company calculates adjusted EBITDA as net income (loss) adjusted to exclude: change in fair value of public and private placement warrants, change in fair value of earn-out shares liability, other expense, net; interest expense; income tax benefit (expense); depreciation and amortization expense; stock-based compensation expense; foreign currency (gain) loss; management fees incurred from historical private equity owners; one-time or non-recurring items such as transaction costs (including transactions costs with respect to the Business Combination); and restructuring costs (including those associated with COVID-19).

Management uses Adjusted Net Income (Loss) to facilitate internal comparisons of historical operating performance on a more consistent basis and uses these measures for business planning purposes. The Company calculates Adjusted Net Income (Loss) as net income (loss) adjusted to exclude: change in fair value of Public and Private Placement Warrants, change in fair value of earn-out shares liability, other expense (income), net; amortization expense; stock-based compensation expense; management fees incurred from our historical private equity owners; one-time or non-recurring items such as transaction costs (including transactions costs with respect to the Business Combination); restructuring costs (including those associated with COVID-19) and the aggregate adjustment for income taxes for the tax effect of the adjustments described above.

ABOUT THE PRESENTERS



ANDREW STANLEICK
President and Chief Executive Officer

- Joined BeautyHealth in February 2022
- Former EVP Americas, Coty; CEO, Kylie Jenner Beauty
- Advised Kim Kardashian on her KKW Beauty business
- President, COACH Europe and COACH Asia
- Unilever and L'Oréal marketing and GM roles (Europe, Russia, and APAC)

COTY SINCE 1904 | KYLIE COSMETICS | KKWBEAUTY | COACH NEW YORK | L'ORÉAL | Unilever



LIYUAN WOO
Chief Financial Officer

- Joined BeautyHealth in September 2020
- Former COO and CFO of The VOID, a virtual reality entertainment company
- Served as CFO for SharkNinja, Gymboree, and bebe
- Deloitte M&A and Financial Advisory Services

bebe | Shark NINJA | GYMBOREE | Deloitte.



AGENDA

1. Introduction to BeautyHealth
2. Financial Overview
3. Closing Remarks


Beauty
Health
hydrafacial

INTRODUCTION TO BEAUTYHEALTH



ANDREW STANLEICK
President and Chief
Executive Officer

INTRODUCTION TO BEAUTYHEALTH

Proven **category creator** and **community**

Digital platform builder with **global runway**

Growth-minded with **demonstrated profitability**[1]

Essential, not discretionary, purveyor of **confidence**




BEAUTY IS
A FEELING


IF YOU KNOW,
YOU GLOW

[1] On an Adjusted EBITDA basis, which is a non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

UNIQUELY POSITIONED AT THE CONVERGENCE OF LARGE & HIGH-GROWTH CATEGORIES

Favorable industry tailwinds

BEAUTY HEALTH



Bridging non-invasive beauty and invasive aesthetics
NON-INVASIVE
INVASIVE
Medical grade skincare
Light therapy
Basic facial
Micro derma-brasion
Micro-needling
Chemical peels
Lasers
Injectables
Non-surgical face lifts
Plastic surgery

EXPANDING DEMOGRAPHICS

Generations

>30% of customers at beauty retailers are <24

Genders

Providers predict **~2x** growth in male mix of total facial patients

Geographies

~70% of global population resides in Asia & Europe



AESTHETICS
BEAUTY
WELLNESS

Category	~TAM ($bn)	Growth
Wellness	$1,500	5-10%
Personal Care & Beauty	955	8%
Skincare	155	5%
Haircare	95	3%
Spa Services	48	12%
Aesthetics	12	11%

Source: Third party research 2019 reflecting pre-COVID conditions; United Nations, Department of Economic and Social Affairs, Population Division (2019). World Population Prospects 2019, Online Edition. Rev. 1; McKinsey & Company for 2021 estimated wellness market size and growth; Global Wellness Institute for 2020 estimated personal care & beauty market size and growth; Statista for 2021 estimated market size for skincare and haircare and growth; Grand View Research for 2020 estimated spa market size and growth; Vantage Market Research for 2022 estimated market size and growth


hydrafacial®
BEAUTYHEALTH™

CREATING THE CATEGORY

hydrafacial®
BEAUTYHEALTH

We are for **everyone**	▪ Instant gratification. Non-invasive. No downtime. No pain. ▪ Effective for all ages, genders, skin tones, and skin types
We are **more than a facial**	▪ Patented Vortex Fusion painlessly cleanses, extracts, and hydrates ▪ Applicable to more than just the face
We are an **& company**	▪ Works with other procedures and partners with leading brands ▪ Omnichannel distribution
We are a **proven category-creator**	▪ First microdermabrasion device to market ▪ **Nearly 50 patents**[1] on our technology



Face Lips Scalp Back Décolleté Booty



[1] Includes 28 issued US patents and 21 pending US and PCT applications

THE HYDRAFACIAL EXPERIENCE

3 STEPS. 30 MINUTES. BEST SKIN OF YOUR LIFE!

1

Cleanse

Gentle exfoliation and **relaxing resurfacing** to uncover a new layer of skin





Base tip / Available upgrades

2

Extract

Remove debris from pores with **painless suction**



Extraction tip

3

Hydrate

Saturate surface with antioxidants and peptides to create **instantly gratifying glow**



Vortex Fusion tip

$200

Average cost to consumer[1]

Monthly

Recommended frequency

Treatment options



Upsells
Platinum
Deluxe
Signature

Boosters

- Personalized serums for specific concerns
- More than a dozen available (partnered with eight leading skincare brands)[2]



HydraFacial Keravive

- Extract impurities from scalp and follicles
- Saturate scalp with peptide complex clinically shown to lead to healthier and fuller-looking hair



[1] Third party research 2019 reflecting pre-COVID conditions; [2] Excludes J lo Beauty Booster launching Fall 2022

AGILE MARKETING TO BUILD COMMUNITY AND BRAND AWARENESS

245K Followers

2M #hydrafacial posts

315M #hydrafacial views



KOL[1]
AESTHETICIANS
INFLUENCERS
CELEBRITIES
Influence from all channels
LIFE
hydrafacial
IT'S
GLOW
TIME
hydrafacial
hydrafacial

[1] Key Opinion Leader




HFX



BECOMING THE LARGEST DEPLOYER OF AESTHETICIANS WORLDWIDE

HFX
THE HYDRAFACIAL EXPERIENCE

- Network of global training and education centers hosting workshops and events for our community

hydrafacial | CONNECT

- First-of-its-kind beauty health industry certification for providers

Impact

- ✓ ~5K providers trained in 2021
- ✓ Builds trust and affinity
- ✓ Accelerated growth in consumables purchases and system sales by trainees

WE ARE AN **&** COMPANY

- Omnichannel strategy – average consumer visits **3.2 locations**[1]
- Can be **standalone or combined with other procedures**
  - 95% of HydraFacial consumers use other beauty treatments[1]
- Co-branded boosters for **personalized experiences**

Potential medical channels


Dermatologists


Medical Spas


Plastic and Aesthetic Surgeons

Potential non-medical channels


Beauty Retail


Cruises


Experiential Retail


Gyms / Studios


Hotels / Resorts


Non-medical Spas


Salons


Travel Retail

Booster partnerships


TRINEX-PRO
CHRONO-PEPTIDE
PROTEC PLUS
NECK AND DECOLLETE BOOSTER
POWER SERUM
Murad. RETINOL BOOSTER
Murad. VITA-C BOOSTER
HydraFacial Dermal Repair Booster

[1] Third party research 2019 reflecting pre-COVID conditions

LOVED AROUND THE WORLD… AND NEAR YOU

Office & Assembly Facility, Long Beach, CA



New York Experience Center


THE HYDRAFACIAL BRAND

London Experience Center


Glow Getter

Tokyo Experience Center



Shanghai Experience Center



GLOWvolution Mobile Installation


hydrafacial

11
Global Experience Centers

15
Direct Markets



90+
Countries

BEAUTYHEALTH



BEAUTY IS
A FEELING
hydrafacial

COMPETITIVE STRENGTHS



Patented Technology &
Compelling Clinicals
Asset-Light
High Margin
Nascent and
Large TAM
& Company
Agile
Marketing
Engaged
Community

SEEKING TO SUPERCHARGE THE PLATFORM WITH ACQUISITIONS


MEDICAL
AESTHETICS
TRADITIONAL
BEAUTY
WELLNESS

Acquisition criteria

1. Differentiated product or service / high Net Promoter Score
2. Complementary to our existing platform and community, leveraging the trusted aesthetician
3. Financially attractive profile via compelling revenue growth, recurring revenue characteristics, and / or profitability


CALM
HYDRATE
FIRM

FINANCIAL OVERVIEW



LIYUAN WOO
Chief Financial Officer


hydrafacial

THE HYDRAFACIAL ECONOMIC MODEL

1. Delivery System sold
2. HydraFacial performed on consumer
3. Consumables re-ordered

Delivery Systems



Syndeo (US) | Elite (ex-US) | Perk | Allegro

Quarterly KPIs (Syndeo, Elite)

Consumables

Tips



Solutions


CLEANSE
EXTRACT
HYDRATE
DEVICE RINSE

Boosters


BRITENOL
DERMABUILDER
ReGen GF

+ Co-branded partnerships

COMPELLING GROWTH PROFILE

Net Sales ($mm)



Systems
Consumables
2018-2021 CAGR: 52%[1]
$112.3
49%
51%
$166.6
51%
49%
$119.1
55%
45%
$260.1
46%
54%
$75.4
45%
55%

% Revenue	2018	2019	2020	2021	1Q22
Americas	79%	73%	68%	65%	59%
EMEA	15%	17%	19%	18%	24%
APAC	6%	9%	12%	17%	17%

Delivery System Install Base



10,524
13,872
15,689
20,399
21,719
2018
2019
2020
2021
1Q22

[1] Excludes 2020 due to the impact of COVID-19

COMPELLING GROWTH PROFILE (CONT'D)

Gross margin


63.9%
56.4%
69.9%
70.7%
65.5%
74.0%
2019
2020
2021
GAAP Gross Margin
2019
2020
2021
Adjusted Gross Margin[1]

Net loss ($mm)


$1.6
$29.2
$375.1
2019
2020
2021
Adjusted Net Income (Loss)[1]
($12.1)
$4.5

Adjusted EBITDA ($mm)[1]


% margin
$36.7
22.0%
6.5%
$7.7
$32.7
12.6%
2019
2020
2021

[1] Non-GAAP measure; please refer to the appendix for a reconciliation to the appropriate GAAP measure

DEMONSTRATED TRACK RECORD OF SUCCESS

Recent highlights

Nasdaq listing
May 2021


hydrafacial
SKIN | Nasdaq Listed
Nasdaq

4
Distributors acquired



Global ERP
Implemented[1]



$750,000,000
Convertible debt raised



Network optimization
Underway



[1] Phase I (Americas rollout) implemented; Phase II (global rollout) underway

WELL POSITIONED TO CONTINUE GROWTH MOMENTUM

Place systems

- Expand into new accounts
- 2nd system sales

Increase utilization

- Upsell treatments and add-ons
- Leverage digital connectivity to improve performance

Drive brand awareness

- High ROI and agile marketing initiatives
- Partner with thought leaders to broaden reach

Expand globally

- Build commercial infrastructure to penetrate vast global opportunity
- Increase penetration in still-early US home market

M&A

- Disciplined approach
- Acquire complementary brands that benefit HydraFacial Nation



CLOSING REMARKS



ANDREW STANLEICK
President and Chief
Executive Officer

THE MASTER PLAN

BEAUTYHEALTH™

1. **Expand footprint** and provide connected experiences
2. **Invest in our providers** to build trust and loyalty
3. **Drive brand awareness** and consumer engagement
4. **Build global** infrastructure
5. **Supercharge platform** with targeted acquisitions

WE ARE A CATEGORY CREATOR…

DEMONSTRATING EXCITING GROWTH…

USING A PROFITABLE & SCALABLE BUSINESS MODEL…

IN A MARKET WITH HUGE GLOBAL OPPORTUNITY.




LOVED AROUND
THE WORLD
AND NEAR YOU


face life
face first

APPENDIX

BEAUTYHEALTH™

RECONCILIATION OF NON-GAAP MEASURES

Reconciliation of Gross Profit to Adjusted Gross Profit

($mm)	Year Ended December 31, 2021	2020	2019
Net sales	$260.1	$119.1	$166.6
Less: cost of sales	($78.3)	($51.9)	($60.1)
Gross profit	$181.8	$67.2	$106.5
Gross margin	69.9%	56.4%	63.9%
Adjusted to exclude the following:			
Stock-based compensation expense	0.4	-	-
Depreciation and amortization expense	10.3	10.8	11.3
Adjusted gross profit	$192.5	$78.0	$117.8
Adjusted gross margin	74.0%	65.5%	70.7%

Reconciliation of Net loss to Adjusted Net Income (Loss)

Unaudited (in thousands)	Year Ended December 31, 2021	2020
Net loss	($375.1)	($29.2)
Adjusted to exclude the following:		
Change in FV of warrant liability	277.3	-
Change in FV of earn-out shares liability	47.1	-
Amortization expense	13.3	12.0
Stock-based compensation expense	12.4	0.4
Other expense (income)	4.5	0.0
Management fees[1]	0.2	1.5
Transaction related costs[2]	34.9	4.2
Other non-recurring and one-time fees[3]	4.0	4.3
Aggregate adjustment for income taxes	(14.1)	(5.4)
Adjusted Net Income (Loss)	$4.5	($12.1)

Reconciliation of Net Loss to Adjusted EBITDA and Adjusted EBITDA Margin

($mm)	Year Ended December 31, 2021	2020	2019
Net sales	$260.1	$119.1	$166.6
Net income (loss)	(375.1)	(29.2)	(1.6)
Adjusted to exclude the following:			
Change in fair value of warrant liability	277.3	-	-
Change in fair value of earn-out shares liability	47.1	-	-
Depreciation & amortization expense	17.8	14.5	13.9
Stock-based compensation expense	12.4	0.4	0.1
Interest expense	11.8	21.3	17.1
Income tax benefit	(2.2)	(9.3)	(1.3)
Foreign currency loss, net	0.1	-	(0.2)
Other expense (income)	4.5	0.0	(0.5)
Management fees[1]	0.2	1.5	1.8
Transaction related costs[2]	34.9	4.2	1.7
Other non-recurring and one-time fees[3]	4.0	4.3	5.7
Adjusted EBITDA	$32.7	$7.7	$36.7
Adjusted EBITDA margin	12.6%	6.5%	22.0%

[1] Represents quarterly management fees paid to the former majority shareholder of the Company based on a pre-determined formula. Following the Business Combination, these fees are no longer paid; [2] For the year ended December 31, 2021, such amounts primarily represent direct costs incurred with the Business Combination, including $21.0 million paid to the former owner of HydraFacial, and to prepare HydraFacial to be marketed for sale by HydraFacial's shareholders in previous periods; [3] For year ended December 31, 2021, such costs primarily represent one-time retention awards related to the distributor acquisitions and executive recruiting and severance fees. For the year ended December 31, 2020, such costs primarily represent COVID-19 related restructuring cost of $3.2 million, including write-off of expired Consumables, discontinued product lines, human capital, cash management consultant fees, and, to a lesser extent, costs associated with a former warehouse and assembly facility during the transition period. For the year ended December 31, 2019, such costs include approximately $4.0 million related to the move from a former warehouse and assembly facility to a new warehouse and assembly facility, approximately $1.4 million to defend certain patents that were being infringed upon, and personnel costs associated with the restructuring of HydraFacial's salesforce, partially offset by a legal settlement received in favor of HydraFacial.

BEAUTYHEALTH™